[Chemical Leaman Corporation LOGO]

               CHEMICAL LEAMAN CORPORATION
               102 Pickering Way o Exton, Pennsylvania 19341-0200

                                                      DAVID M. BOUCHER

                                                      Senior Vice President
                                                      Chief Financial Officer
                                                      610-363-4215 Direct Dial
                                                      610-363-4233 Facsimile

September 10, 1996

Reuben M. Rosenthal
c/o Chemical Leaman Corporation
102 Pickering Way
Exton, Pennsylvania 19341

Dear Mr. Rosenthal:

     You are currently the holder of an option to purchase up to 37.5 shares of the common stock of Chemical Leaman Corporation (the "Company") at a price of $2,400 per share. In exchange for your agreement to cancel this option as set forth below, we have agreed as follows:

     1. The option referenced above is hereby canceled and shall be of no further force or effect, effective as of the date hereof, notwithstanding any agreements, instruments or other writings, if any, evidencing the aforesaid option. In furtherance and not in limitation of the foregoing, that certain Agreement dated as of August 15, 1994 by and between the Company and you is hereby terminated in its entirety as of the date hereof. Neither the Company nor you shall have any continuing rights or obligations with respect to such Agreement.

     2. As consideration for the foregoing, the Company will pay you a bonus of $135,000 the proceeds of which shall be disbursed as set forth in 4. below.

     3. The Company will on the date hereof grant you the right to purchase
43.75 shares of Chemical Leaman Corporation stock at a price per share of $6,000 pursuant to the terms of a Stock Purchase Agreement and related Promissory Note, copies of which are attached hereto.

     4. The aggregate purchase of the shares purchaseable pursuant to 3. above will be $262,500 which amount will be paid for by the delivery by you to the Company of the aforesaid Promissory Note. You will apply the after tax proceeds of the bonus referenced in 2. above as a reduction of amounts owing in respect of such Promissory Note. You and the Company will mutually agree on the amount of such after tax proceeds, which amount the Company will retain as a prepayment under such Promissory Note.

     Please acknowledge your acceptance of these terms and conditions by executing this letter where indicated on the following page.

                                        CHEMICAL LEAMAN CORPORATION

                                        BY: /s/ David M. Boucher
                                            ---------------------------------
                                        David M. Boucher, Senior Vice President

                          Accepted and Agreed, this 10th day of September, 1996:


                                        /s/ Reuben M. Rosenthal
                                        -------------------------------------
                                        Reuben M. Rosenthal

                                    AGREEMENT

     THIS AGREEMENT (the "Agreement") is made as of the 18th day of December, 1995 by and between Chemical Leaman Corporation (the "Company") and Reuben M. Rosenthal (the "Grantee").

                                  WITNESSETH:

     WHEREAS, prior to the date hereof the Company has granted to the Grantee an option (the "Option") to purchase up to 7,500 shares (the "Option Shares") of the Company's common stock, par value of $2.50 per share (the "Common Stock") at an exercise price of $12.00 per share (the "Exercise Price"); and

     WHEREAS, the number of Option Shares subject to the Option were reduced to
37.5 shares of the Common Stock, and the Exercise Price under the Option was increased to $2,400.00 per share pursuant to an Agreement dated August 15, 1994 between the Company and the Grantee,

     NOW, THEREFORE, in consideration of the mutual covenants contained herein, and intending to be legally bound, the parties hereto agree as follows:

     1. Acknowledgment of Option. The parties hereto hereby acknowledge and agree that on the date hereof (i) the Option is exercisable and unexercised and
(ii) the Option Shares represent all of the shares of Common Stock or other securities of the Company or any affiliate thereof subject to any issued, exercisable and unexercised options, warrants or other rights including without limitation the Option granted by the Company to the Grantee, whether by written or verbal agreement between the Company, its affiliates and the Grantee or otherwise.

     2. Amendment of Option. Notwithstanding any provision of the Option to the contrary, the parties hereto hereby agree that the right to exercise the Option is extended from December 18, 1995 to September 30, 1996, if such Option is exercised during Grantee's employment.

     3. Confirmation of Option. As amended by this Agreement, the Option is in all respects ratified and confirmed. In the event of any conflict between the provisions of this Agreement and the terms and provisions of this Agreement shall prevail.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, all as of the day and year first above written.



                                        CHEMICAL LEAMAN CORPORATION

/s/ Reuben M. Rosenthal                 By: /s/ Eugene C. Parkerson
---------------------------                 ---------------------------
Reuben M. Rosenthal                     Eugene C. Parkerson

                                    AGREEMENT

     THIS AGREEMENT (the "Agreement") is made as of this 15th day of August, 1994 by and between Chemical Leaman Corporation, a Pennsylvania corporation (the "Company"), and Reuben M. Rosenthal (the "Grantee").

                                  WITNESSETH:

     WHEREAS, prior to the date hereof the Company has granted to the Grantee an option (the "Option") to purchase up to 7,500 shares (the "Option Shares") of the Company's common stock, par value of Two Dollars and Fifty Cents ($2.50) per share (the "Common Stock") at an exercise price (the "Exercise Price") equal to Twelve Dollars ($12.00) per share; and

     WHEREAS, as of the date hereof, such Option is exercisable and has not been exercised by the Grantee; and

     WHEREAS, the Board of Directors of the Company has approved a project (the "Reverse Share Split") pursuant to which, inter alia, each Two Hundred (200) shares of Common Stock that are issued and outstanding on September 10, 1994 shall be converted on September 15, 1994 (the "Effective Date") into one (1) share of Common Stock; and

     WHEREAS, in order to effect the Reverse Share Split, the parties hereto desire to amend the Option in the manner set forth herein.

     NOW, THEREFORE, in consideration of the mutual covenants contained herein, and intending to be legally bound, the parties hereto agree as follows:

     1. Acknowledgement of Option. The parties hereto hereby acknowledge and agree that on the date hereof (i) the Option is exercisable and unexercised and
(ii) the Option Shares represent all of the shares of Common Stock subject to any issued, exercisable and unexercised options, including without limitation the Option, granted by the Company to the Grantee, whether by written or verbal agreement between the Company and the Grantee or otherwise.

     2. Amendment of Option. Notwithstanding any provision of the Option to the contrary, the parties hereto hereby agree that on the Effective Date (i) the number of Option Shares subject to the Option shall be reduced to Thirty-Seven and One-Half (37.5) shares of the Common Stock, and (ii) the Exercise Price under the Option shall be increased to Two Thousand Four Hundred Dollars ($2,400) per share.

     3. Confirmation of Option. As amended by this Agreement, the Option is in all respects ratified and confirmed. In the event of any conflict between the provisions of this Agreement and the terms and provisions of the Option, the provisions of this Agreement shall prevail.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, all as of the day and year first above written.

                                  CHEMICAL LEAMAN CORPORATION

                                  BY: /s/ David M. Boucher
                                      -----------------------------
                                      Title:

                                  /s/ Reuben M. Rosenthal
                                  -------------------------------
                                  Reuben M. Rosenthal